Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010		Nov 30, 2011	Nov 30, 2010	2011 vs. 2010
EARNINGS SUMMARY
Interest Income	$1,620	$1,599	$1,573	$1,553	$1,499	$121	8%	$6,345	$6,146	$199	3%
Interest Expense	360	362	380	383	375	(15)	(4%)	1,485	1,583	(98)	(6%)
Net Interest Income	1,260	1,237	1,193	1,170	1,124	136	12%	4,860	4,563	297	7%

Discount/Interchange Revenue	489	517	489	468	453	36	8%	1,963	1,793	170	9%
Rewards	215	234	223	207	203	12	6%	879	738	141	19%
Discount and Interchange Revenue, net	274	283	266	261	250	24	10%	1,084	1,055	29	3%
Fee Products Revenue	107	108	105	108	103	4	4%	428	413	15	4%
Loan Fee Income	87	84	81	86	72	15	21%	338	340	(2)	(1%)
Transaction Processing Revenue	48	44	45	43	40	8	20%	180	150	30	20%
Other Income	30	33	47	65	7	23	NM	175	137	38	28%
Total Other Income	546	552	544	563	472	74	16%	2,205	2,095	110	5%

Revenue Net of Interest Expense	1,806	1,789	1,737	1,733	1,596	210	13%	7,065	6,658	407	6%

Provision for Loan Losses	319	100	176	418	383	(64)	(17%)	1,013	3,207	(2,194)	(68%)

Employee Compensation and Benefits	229	242	230	213	200	29	15%	914	803	111	14%
Marketing and Business Development	144	133	124	136	150	(6)	(4%)	537	463	74	16%
Information Processing & Communications	69	64	66	65	67	2	3%	264	258	6	2%
Professional Fees	114	106	105	90	104	10	10%	415	343	72	21%
Premises and Equipment	18	18	18	17	17	1	6%	71	70	1	1%
Other Expense	95	79	92	74	90	5	6%	340	245	95	39%
Total Other Expense	669	642	635	595	628	41	7%	2,541	2,182	359	16%

Income Before Income Taxes	818	1,047	926	720	585	233	40%	3,511	1,269	2,242	177%
Tax Expense	305	398	326	255	235	70	30%	1,284	504	780	155%
Net Income	$513	$649	$600	$465	$350	$163	47%	$2,227	$765	$1,462	191%

Net Income Allocated to Common Stockholders	$508	$642	$593	$459	$347	$161	46%	$2,202	$668	$1,534	230%

Effective Tax Rate	37.3%	38.0%	35.2%	35.4%	40.3%			36.6%	39.7%

Net Interest Margin	9.10%	9.26%	9.15%	9.22%	9.28%	(18)	bps	9.18%	9.14%	4	bps
ROE	25%	33%	33%	28%	22%			30%	12%

Ending Common Shares Outstanding	529	538	546	545	545	(16)	(3%)	529	545	(16)	(3%)
Weighted Average Common Shares Outstanding	532	544	546	545	545	(13)	(2%)	542	544	(2)	(0%)
Weighted Average Common Shares Outstanding (fully diluted)	533	545	546	546	545	(12)	(2%)	543	549	(6)	(1%)

PER SHARE STATISTICS
Basic EPS	$0.95	$1.18	$1.09	$0.84	$0.64	$0.31	48%	$4.06	$1.23	$2.83	NM
Diluted EPS	$0.95	$1.18	$1.09	$0.84	$0.64	$0.31	48%	$4.06	$1.22	$2.84	NM
Common Stock Price (period end)	$23.82	$25.16	$23.84	$21.75	$18.28	$5.54	30%	$23.82	$18.28	$5.54	30%
Book Value per share	$15.59	$14.88	$13.79	$12.65	$11.85	$3.74	32%	$15.59	$11.85	$3.74	32%

  Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010		Nov 30, 2011	Nov 30, 2010	2011 vs. 2010
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$776	$1,009	$883	$677	$554	$222	40%	$3,345	$1,128	$2,217	197%
Payment Services	42	38	43	43	31	11	35%	166	141	25	18%
Total	$818	$1,047	$926	$720	$585	$233	40%	$3,511	$1,269	$2,242	177%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	439	451	422	410	413	26	6%	1,722	1,605	117	7%
PULSE Network	939	950	1,006	929	901	38	4%	3,824	3,309	515	16%
Total	1,378	1,401	1,428	1,339	1,314	64	5%	5,546	4,914	632	13%

NETWORK VOLUME
PULSE Network	$33,911	$35,109	$36,719	$34,380	$31,334	$2,577	8%	$140,119	$118,179	$21,940	19%
Third-Party Issuers	1,939	1,984	1,838	1,772	1,768	171	10%	7,533	6,802	731	11%
Diners Club International 1	7,469	7,660	7,380	6,998	7,328	141	2%	29,507	27,133	2,374	9%
Total Payment Services	43,319	44,753	45,937	43,150	40,430	2,889	7%	177,159	152,114	25,045	16%
Discover Network - Proprietary	25,926	27,133	25,684	24,784	24,075	1,851	8%	103,527	95,760	7,767	8%
Total	$69,245	$71,886	$71,621	$67,934	$64,505	$4,740	7%	$280,686	$247,874	$32,812	13%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

  Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$10,342	$10,847	$10,344	$11,463	$11,913	($1,571)	(13%)
Total Loan Receivables	57,337	54,082	52,510	51,663	48,836	8,501	17%
Allowance for Loan Losses	(2,205)	(2,273)	(2,632)	(3,033)	(3,304)	1,099	33%
Net Loan Receivables	55,132	51,809	49,878	48,630	45,532	9,600	21%
Premises and Equipment, net	483	466	471	459	461	22	5%
Goodwill and Intangible Assets, net	443	445	447	449	444	(1)	(0%)
Other Assets	2,384	2,159	2,298	2,506	2,435	(51)	(2%)
Total Assets	$68,784	$65,726	$63,438	$63,507	$60,785	$7,999	13%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$26,177	$24,493	$22,923	$21,795	$20,597	$5,580	27%
Brokered Deposits and Other Deposits	13,401	13,094	12,296	13,065	13,816	(415)	(3%)
Deposits	39,578	37,587	35,219	34,860	34,413	5,165	15%
Borrowings	18,337	17,818	18,039	19,090	17,706	631	4%
Accrued Expenses and Other Liabilities	2,627	2,315	2,657	2,658	2,209	418	19%
Total Liabilities	60,542	57,720	55,915	56,608	54,328	6,214	11%
Total Equity	8,242	8,006	7,523	6,899	6,457	1,785	28%
Total Liabilities and Stockholders' Equity	$68,784	$65,726	$63,438	$63,507	$60,785	$7,999	13%

BALANCE SHEET STATISTICS
Total Common Equity	$8,242	$8,006	$7,523	$6,899	$6,457	$1,785	28%
Total Common Equity/Total Assets	12.0%	12.2%	11.9%	10.9%	10.6%
Total Common Equity/Net Loans	15.0%	15.5%	15.1%	14.2%	14.2%

Tangible Assets	$68,341	$65,281	$62,991	$63,058	$60,341	$8,000	13%
Tangible Common Equity 1	$7,799	$7,561	$7,076	$6,450	$6,013	$1,786	30%
Tangible Common Equity/Tangible Assets 1	11.4%	11.6%	11.2%	10.2%	10.0%
Tangible Common Equity/Net Loans 1	14.1%	14.6%	14.2%	13.3%	13.2%
Tangible Common Equity per share 1	$14.75	$14.05	$12.97	$11.83	$11.04	$3.71	34%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	16.5%	17.0%	16.8%	16.0%	15.9%
Tier 1 Risk Based Capital Ratio	13.2%	13.6%	13.2%	12.4%	12.2%
Tier 1 Leverage Ratio	11.5%	11.7%	11.3%	10.2%	9.9%

LIQUIDITY
Liquidity Investment Portfolio	$8,548	$9,394	$8,724	$10,232	$10,132	($1,584)	(16%)
Undrawn Credit Facilities 2, 3	17,602	16,880	15,532	14,414	12,492	5,110	41%
Total Liquidity	$26,150	$26,274	$24,256	$24,646	$22,624	$3,526	16%

1   Tangible Common Equity ("TCE") is a non-GAAP measure.  The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company.  For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP data schedule.

2  Excludes investments pledged to the Federal Reserve, which is included within the liquidity investment portfolio.

3  On December 13, 2011, Discover Bank submitted a notice of termination to the administrative agent for the lenders under the $2.4 billion unsecured committed credit facility, effective December 16, 2011.  This facility was included in Undrawn Credit Facilities at November 30, 2011.

  Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010		Nov 30, 2011	Nov 30, 2010	2011 vs. 2010
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$57,337	$54,082	$52,510	$51,663	$48,836	$8,501	17%	$57,337	$48,836	$8,501	17%
Average Loans 1, 2	$55,539	$53,013	$51,727	$51,488	$48,597	$6,942	14%	$52,943	$49,909	$3,034	6%

Interest Yield	11.56%	11.83%	11.93%	12.10%	12.24%	(68)	bps	11.85%	12.20%	(35)	bps
Net Principal Charge-off Rate	2.81%	3.43%	4.42%	5.42%	6.58%	(377)	bps	3.99%	7.57%	(358)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	3.05%	3.63%	4.69%	5.64%	6.58%	(352)	bps	4.24%	7.57%	(333)	bps
Delinquency Rate (over 30 days) 3	2.30%	2.35%	2.68%	3.44%	3.89%	(159)	bps	2.30%	3.89%	(159)	bps
Delinquency Rate (over 90 days) 3	1.14%	1.17%	1.44%	1.88%	2.03%	(89)	bps	1.14%	2.03%	(89)	bps
Net Charge-off Dollars	$387	$459	$577	$689	$797	($410)	(51%)	$2,112	$3,780	($1,668)	(44%)
Loans Delinquent Over 30 Days 3	$1,200	$1,203	$1,329	$1,673	$1,902	($702)	(37%)	$1,200	$1,902	($702)	(37%)
Loans Delinquent Over 90 Days 3	$596	$599	$715	$915	$994	($398)	(40%)	$596	$994	($398)	(40%)

Allowance for Loan Loss (period end)	$2,205	$2,273	$2,632	$3,033	$3,304	($1,099)	(33%)	$2,205	$3,304	($1,099)	(33%)
Change in Loan Loss Reserves	($68)	($359)	($401)	($271)	($414)	$346	84%	($1,099)	($573)	($526)	(92%)
Reserve Rate 4	3.85%	4.20%	5.01%	5.87%	6.77%	(292)	bps	3.85%	6.77%	(292)	bps
Reserve Rate Excluding PCI Loans 3, 4	4.23%	4.44%	5.31%	6.23%	6.77%	(254)	bps	4.23%	6.77%	(254)	bps

CREDIT CARD LOANS
Ending Loans	$46,639	$46,178	$44,961	$44,317	$45,157	$1,482	3%	$46,639	$45,157	$1,482	3%
Average Loans	$45,756	$45,343	$44,288	$45,443	$44,670	$1,086	2%	$45,205	$45,617	($412)	(1%)

Interest Yield	12.36%	12.46%	12.57%	12.65%	12.68%	(32)	bps	12.51%	12.79%	(28)	bps
Net Principal Charge-off Rate	3.24%	3.85%	5.01%	5.96%	6.95%	(371)	bps	4.50%	8.08%	(358)	bps
Delinquency Rate (over 30 days)	2.39%	2.43%	2.79%	3.59%	4.06%	(167)	bps	2.39%	4.06%	(167)	bps
Delinquency Rate (over 90 days)	1.20%	1.22%	1.51%	1.99%	2.12%	(92)	bps	1.20%	2.12%	(92)	bps
Net Charge-off Dollars	$370	$440	$559	$668	$774	($404)	(52%)	$2,036	$3,684	($1,648)	(45%)
Loans Delinquent Over 30 Days	$1,117	$1,121	$1,256	$1,590	$1,831	($714)	(39%)	$1,117	$1,831	($714)	(39%)
Loans Delinquent Over 90 Days	$560	$565	$681	$882	$958	($398)	(42%)	$560	$958	($398)	(42%)

Allowance for Loan Loss (period end)	$2,070	$2,154	$2,519	$2,939	$3,209	($1,139)	(35%)	$2,070	$3,209	($1,139)	(35%)
Change in Loan Loss Reserves	($84)	($365)	($420)	($270)	($412)	$328	80%	($1,139)	($558)	($581)	(104%)
Reserve Rate	4.44%	4.66%	5.60%	6.63%	7.11%	(267)	bps	4.44%	7.11%	(267)	bps

Total Discover Card Volume	$26,946	$28,455	$26,927	$25,759	$25,054	$1,892	8%	$108,087	$98,699	$9,388	10%
Discover Card Sales Volume	$25,033	$26,271	$24,844	$23,990	$23,219	$1,814	8%	$100,138	$92,471	$7,667	8%

1  Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

  Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010		Nov 30, 2011	Nov 30, 2010	2011 vs. 2010

FEDERAL STUDENT LOANS
Ending Loans 1	$715	$738	$757	$767	$789	($74)	(9%)	$715	$789	($74)	(9%)

PRIVATE STUDENT LOANS
Ending Loans	$7,318	$4,715	$4,567	$4,545	$999	$6,319	NM	$7,318	$999	$6,319	NM
Ending PCI Loans 2	$5,250	$2,887	$2,947	$3,011	-	$5,250	NM	$5,250	-	$5,250	NM

Interest Yield	6.81%	7.29%	7.42%	7.40%	6.04%	77	bps	7.18%	5.75%	143	bps
Net Principal Charge-off Rate	0.14%	0.23%	0.18%	0.11%	0.63%	(49)	bps	0.17%	0.33%	(16)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	0.45%	0.62%	0.51%	0.29%	0.63%	(18)	bps	0.48%	0.33%	15	bps
Delinquency Rate (over 30 days) 3	0.63%	0.80%	0.55%	0.72%	0.50%	13	bps	0.63%	0.50%	13	bps

Reserve Rate 4	0.72%	0.92%	0.85%	0.42%	1.86%	(114)	bps	0.72%	1.86%	(114)	bps
Reserve Rate Excluding PCI Loans 3,4	2.55%	2.37%	2.38%	1.25%	1.86%	69	bps	2.55%	1.86%	69	bps

PERSONAL LOANS
Ending Loans	$2,648	$2,439	$2,213	$2,020	$1,878	$770	41%	$2,648	$1,878	$770	41%

Interest Yield	12.12%	11.97%	11.90%	11.71%	11.59%	53	bps	11.94%	11.41%	53	bps
Net Principal Charge-off Rate	2.58%	2.73%	2.88%	4.10%	4.70%	(212)	bps	3.02%	5.72%	(270)	bps
Delinquency Rate (over 30 days)	0.87%	0.85%	0.96%	1.20%	1.57%	(70)	bps	0.87%	1.57%	(70)	bps

Reserve Rate	3.10%	3.10%	3.35%	3.68%	4.05%	(95)	bps	3.10%	4.05%	(95)	bps

1 Federal Student Loans are held-for-sale as of November 30, 2010.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rates for private student loans have been revised.

  Note:  See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	November 30, 2011 vs. November 30, 2010		Nov 30, 2011	Nov 30, 2010	2011 vs. 2010
DIRECT BANKING

Interest Income	$1,620	$1,599	$1,573	$1,553	$1,499	$121	8%	$6,345	$6,146	$199	3%
Interest Expense	360	362	380	383	375	(15)	(4%)	1,485	1,583	(98)	(6%)
Net Interest Income	1,260	1,237	1,193	1,170	1,124	136	12%	4,860	4,563	297	7%
Other Income	470	481	470	486	404	66	16%	1,907	1,828	79	4%
Revenue Net of Interest Expense	1,730	1,718	1,663	1,656	1,528	202	13%	6,767	6,391	376	6%
Provision for Loan Losses	319	100	176	418	383	(64)	(17%)	1,013	3,207	(2,194)	(68%)
Total Other Expense	635	609	604	561	591	44	7%	2,409	2,056	353	17%
Income Before Income Taxes	$776	$1,009	$883	$677	$554	$222	40%	$3,345	$1,128	$2,217	197%

Net Interest Margin	9.10%	9.26%	9.15%	9.22%	9.28%	(18)	bps	9.18%	9.14%	4	bps
Pretax Return on Loan Receivables	5.60%	7.55%	6.78%	5.33%	4.57%	103	bps	6.32%	2.26%	406	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM	-	-	-	NM
Other Income	76	71	74	77	68	8	12%	298	267	31	12%
Revenue Net of Interest Expense	76	71	74	77	68	8	12%	298	267	31	12%
Total Other Expense	34	33	31	34	37	(3)	(8%)	132	126	6	5%
Income Before Income Taxes	$42	$38	$43	$43	$31	$11	35%	$166	$141	$25	18%

  Note:  See Glossary of Financial Terms for definitions of financial terms.

Discover Financial Services
Glossary of Financial Terms

Book Value per share represents total equity divided by ending common shares outstanding.

Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Investment Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

Discover Financial Services
Reconciliation of GAAP to Non-GAAP Data
(unaudited, in millions)
	Quarter Ended
	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010
GAAP Total Common Equity	$8,242	$8,006	$7,523	$6,899	$6,457
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(188)	(190)	(192)	(194)	(189)
Tangible Common Equity	$7,799	$7,561	$7,076	$6,450	$6,013

GAAP Book Value per share	$15.59	$14.88	$13.79	$12.65	$11.85
Less: Goodwill	(0.48)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.36)	(0.36)	(0.35)	(0.35)	(0.34)
Tangible Common Equity per share	$14.75	$14.05	$12.97	$11.83	$11.04

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of TCE to common equity, a GAAP financial measure, is shown above.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

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